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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): December 16, 1999




                          C.H. ROBINSON WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    000-23189                41-1883630
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)


8100 Mitchell Road, Suite 200, Minneapolis, Minnesota          55344-2248
    (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (612) 937-8500


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 2. Acquisition or Disposition of Assets

     On December 16, 1999, C.H. Robinson Worldwide, Inc. (the "Registrant") through its subsidiary C.H. Robinson Company, Inc. acquired the operations and certain assets of American Backhaulers, Inc. These assets consist of customer and provider contracts, real estate leases, computer equipment and office equipment. The acquisition was made pursuant to an Asset Purchase Agreement, dated November 18, 1999, by and among the Registrant, C.H. Robinson Company, American Backhaulers, Inc., Paul L. Loeb, the Paul L. Loeb Family Trust and the Jodi Sue Loeb Family Trust. The purchase price of the assets consisted of a $100,000,000 promissory note payable December 31, 1999 and 1,120,715 newly issued shares of the Registrant's common stock. The purchase price was determined through arms-length negotiations between the Registrant and American Backhaulers, Inc. The Registrant will pay the $100,000,000 portion of the purchase price with cash on hand.

     The tangible assets acquired from American Backhaulers, Inc. were used in its business of operating transportation contracting and freight-forwarding services and providing information-based third party logistic services. The Registrant intends to continue to use the acquired assets in the same capacity.

Item 7. Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

               The financial statements of American Backhaulers, Inc. are not provided with this initial report. These financial statements will be provided in an amendment to this Current Report on Form 8-K within 60 days from the date of this Current Report on Form 8-K.

          (b)  Pro Forma Financial Information

               The pro forma financial information is not provided with this initial report. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K within 60 days from the date of this Current Report on Form 8-K.

          (c)  Exhibits

               Asset Purchase Agreement, dated November 18, 1999, by and among the Registrant, C.H. Robinson Company, American Backhaulers, Inc., Paul L. Loeb, the Paul L. Loeb Family Trust and the Jodi Sue Loeb Family Trust.
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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        C.H. ROBINSON WORLDWIDE, INC.
Date: December 28, 1999

                                        By /s/ Chad Lindbloom
                                           -----------------------------------
                                           Chad Lindbloom
                                           Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit        Description of Exhibit
-------        ----------------------

  2 Asset Purchase Agreement dated November 18, 1999, by and among the Registrant, C.H. Robinson Company, American Backhaulers, Inc., Paul L. Loeb, the Paul L. Loeb Family Trust and the Jodi Sue Loeb Family Trust.